Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2014
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Basis of presentation	(a) Basis of presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).
Principles of consolidation
(b) Principles of consolidation: The accompanying consolidated financial statements  include Navios Partners' wholly owned subsidiaries incorporated under the laws of Marshall Islands, Malta, and Liberia from their dates of incorporation or, for chartered-in vessels, from the dates charter-in agreements were in effect. All significant inter-company balances and transactions have been eliminated in Navios Partners' consolidated financial statements.

Navios Partners also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Subsidiaries: Subsidiaries are those entities in which Navios Partners has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies of each subsidiary.

The accompanying consolidated financial statements include the following entities and chartered-in vessels:

Statements of income
Company name	Vessel name	Country of incorporation	2014	2013	2012
Libra Shipping Enterprises Corporation	Navios Libra II	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Alegria Shipping Corporation	Navios Alegria	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Felicity Shipping Corporation	Navios Felicity	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Gemini Shipping Corporation	Navios Gemini S	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Galaxy Shipping Corporation	Navios Galaxy I	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Aurora Shipping Enterprises Ltd.	Navios Hope	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Palermo Shipping S.A.	Navios Apollon	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Fantastiks Shipping Corporation	Navios Fantastiks	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Sagittarius Shipping Corporation	Navios Sagittarius	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Hyperion Enterprises Inc.	Navios Hyperion	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Chilali Corp.	Navios Aurora II	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Surf Maritime Co.	Navios Pollux	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Pandora Marine Inc.	Navios Melodia	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Customized Development S.A.	Navios Fulvia	Liberia	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Kohylia Shipmanagement S.A.	Navios Luz	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Orbiter Shipping Corp.	Navios Orbiter	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Floral Marine Ltd.	Navios Buena Ventura	Marshall Is.	1/01 - 12/31	1/01 - 12/31	6/15 - 12/31
Golem Navigation Limited	Navios Soleil	Marshall Is.	1/01 - 12/31	1/01 - 12/31	7/24 - 12/31
Kymata Shipping Co.	Navios Helios	Marshall Is.	1/01 - 12/31	1/01 - 12/31	7/27 - 12/31
Joy Shipping Corporation	Navios Joy	Marshall Is.	1/01 - 12/31	9/11 - 12/31	-
Micaela Shipping Corporation	Navios Harmony	Marshall Is.	1/01 - 12/31	10/11- 12/31	-
Pearl Shipping Corporation	Navios Sun	Marshall Is.	1/18 - 12/31	-	-
Velvet Shipping Corporation	Navios La Paix	Marshall Is.	1/07 - 12/31	-	-
Rubina Shipping Corporation	Hyundai Hongkong	Marshall Is.	1/01 - 12/31	12/4 - 12/31	-
Topaz Shipping Corporation	Hyundai Singapore	Marshall Is.	1/01 - 12/31	12/4 - 12/31	-
Beryl Shipping Corporation	Hyundai Tokyo	Marshall Is.	1/01 - 12/31	12/10 - 12/31	-
Cheryl Shipping Corporation	Hyundai Shanghai	Marshall Is.	1/01 - 12/31	12/13 - 12/31	-
Christal Shipping Corporation	Hyundai Busan	Marshall Is.	1/01 - 12/31	12/16 - 12/31	-
Fairy Shipping Corporation	YM Utmost	Marshall Is.	8/29 - 12/31	-	-
Limestone Shipping Corporation	YM Unity	Marshall Is.	10/28 - 12/31	-	-
Dune Shipping Corp.	MSC Cristina	Marshall Is.	-	-	-
Chartered-in vessels
Prosperity Shipping Corporation	Navios Prosperity	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Aldebaran Shipping Corporation	Navios Aldebaran	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Other
JTC Shipping and Trading Ltd (*)	Holding Company	Malta	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Navios Maritime Partners L.P.	N/A	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Navios Maritime Operating LLC	N/A	Marshall Is.	1/01 - 12/31	1/01 - 12/31	1/01 - 12/31
Navios Partners Finance (US) Inc.	Co-Borrower	Delaware	1/01 - 12/31	6/19 - 12/31	-
Navios Partners Europe Finance Inc.	Sub-Holding Company	Marshall Is.	1/01 - 12/31	6/04 - 12/31	-

(*) Not a vessel-owning subsidiary and only holds right to a charter-in contract.

Equity method investments
(c) Equity method investments: Affiliates are entities over which the Company generally has between 20% and 50% of the voting rights, or over which the Company has significant influence, but it does not exercise control. Investments in these entities are accounted for under the equity   method of accounting. Under this method, the Company records an investment in the stock of an affiliate at cost, and adjusts the carrying amount for its share of the earnings or losses of the affiliate subsequent to the date of investment and reports the recognized earnings or losses in income. Dividends received from an affiliate reduce the carrying amount of the investment. The Company recognizes gains and losses in earnings for the issuance of shares by its affiliates, provided that the issuance of such shares qualifies as a sale of such shares. When the Company's share of losses in an affiliate equals or exceeds its interest in the affiliate, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliate.

Navios Partners evaluates its investments with equity method, for other than temporary impairment, on a quarterly basis. Consideration is given to (1) the length of time and the extent to which the fair value has been less than the carrying value, (2) the financial condition and near-term prospects and (3) the intent and ability of the Company to retain its investments for a period of time sufficient to allow for any anticipated recovery in fair value.

Use of Estimates
(d) Use of Estimates: The preparation of consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to future drydock dates, the selection of useful lives for tangible assets, expected future cash flows from long-lived assets to support impairment tests, provisions necessary for accounts receivables, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

Cash and Cash equivalents
(e) Cash and Cash equivalents: Cash and cash equivalents consist of cash on hand, deposits held on call with banks, and other short-term liquid investments with original maturities of three    months or less.

Restricted Cash
(f) Restricted Cash: Restricted cash includes an amount of $954 held in retention and pledged accounts as required by Navios Partners' credit facilities. In 2014, a guarantee claim of $831 related to an owned vessel was released.  As of December 31, 2014 and 2013, the restricted cash held in retention accounts was $954 and $1,177, respectively. Long-term restricted cash as of December 31, 2013 was $33,429 and related to amounts held in escrow, to partially finance a portion of the acquisition of vessels.

Accounts Receivable, net
(g)  Accounts Receivable, net: The amount shown as accounts receivable, net at each balance sheet date includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts. The allowance for doubtful accounts as of December 31, 2014 and 2013 was $49 and $613, respectively.

Vessels, net
(h) Vessels, net: Vessels are stated at historical cost, which consists of the contract price and any material expenses incurred upon acquisition (improvements and delivery expenses). Vessels acquired in an asset acquisition or in a business combination are recorded at fair value. Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels. Expenditures for routine maintenance and repairs are expensed as incurred.

Depreciation is computed using the straight line method over the useful life of the vessels, after considering the estimated residual value. Management estimates the residual values of our drybulk vessels based on a scrap value cost of steel times the weight of the ship noted in lightweight ton (LWT). Residual values are periodically reviewed and revised to recognize changes in conditions, new regulations or other reasons. Revisions of residual values affect the depreciable amount of the vessels and affects depreciation expense in the period of the revision and future periods. Prior to December 31, 2012, management estimated the residual values of its vessels based on a scrap rate of $285 per LWT. Effective January 1, 2013, following management's reassessment after considering current market trends for scrap rates and ten-year average historical scrap rates of the residual values of the Company's vessels, the estimated scrap value per LWT was increased to $340. This change in accounting estimate of scrap value did not materially affect the statement of income and the earnings per unit of the Company for the year ended December 31, 2013.

Management estimates the useful life of drybulk and container vessels to be 25 and 30 years, respectively, from the vessel's original construction. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective.

Deferred Drydock and Special Survey costs
(i) Deferred Drydock and Special Survey costs: Navios Partners' vessels are subject to regularly scheduled drydocking and special surveys which are generally carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained in rare cases and under certain conditions. The cost of drydocking and special surveys are deferred and amortized over the above periods or to the next drydocking or special survey date if such date has been determined.

Costs capitalized as part of the drydocking or special survey consist principally of the actual costs incurred at the yard and expenses relating to spare parts, paints, lubricants and services incurred solely during the drydocking or special survey period. For the years ended December 31, 2014, 2013 and 2012, the amortization expense was $761, $0 and $25, respectively.

The costs of drydocking and special surveys was included in the daily management fee of $4.65 per owned Ultra-Handymax vessel, $4.55 per owned Panamax vessel and $5.65 per owned Capesize vessel through December 31, 2013. In each of October 2013, August 2014 and February 2015, Navios Partners amended its existing Management Agreement with the Manager, a subsidiary of Navios Holdings, to fix the fees for ship management services of its owned fleet at: (a) $4.00 daily rate per Ultra-Handymax vessel; (b) $4.10 daily rate per Panamax vessel; (c) $5.10 daily rate per Capesize vessel; (d) $6.50 daily rate per Container vessel of TEU 6,800; (e) $7.20 daily rate per Container vessel of more than TEU 8,000; and (f) $8.50 daily rate per very large Container vessel of more than TEU 13,000 through December 31, 2015. Drydocking expenses under this agreement are reimbursed by Navios Partners at cost at occurrence.

Impairment of long lived assets
(j) Impairment of long lived assets: Vessels, other fixed assets and other long lived assets held and used by Navios Partners are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. In accordance with accounting for the “impairment or disposal of long-lived assets”, Navios Partners' management evaluates the carrying amounts and periods over which long-lived assets are depreciated to determine if events or changes in circumstances have occurred that would require modification to their carrying values or useful lives. In evaluating useful lives and carrying values of long-lived assets, certain indicators of potential impairment, are reviewed such as undiscounted projected operating cash flows, vessel sales and purchases, business plans and overall market conditions.

Undiscounted projected net operating cash flows are determined for each vessel and compared to the vessel carrying value of the vessel and related carrying value of the intangible with respect to the time charter agreement attached to that vessel. Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable or unfavorable when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group.

During the fourth quarter of fiscal 2014, management concluded that events occurred and circumstances had changed, which indicated that potential impairment of Navios Partners' long-lived assets may exist. These indicators included continued deterioration in the spot market, and the related impact of the current drybulk and container sector has on management's expectation for future revenues. As a result, an impairment assessment of long-lived assets was performed.

Navios Partners determined undiscounted projected net operating cash flows for each vessel and compared it to the vessel's carrying value together with the carrying value of the related intangible. The significant factors and assumptions used in the undiscounted projected net operating cash flow analysis included: determining the projected net operating cash flows by considering the charter revenues from existing time charters for the fixed fleet days (Navios Partners' remaining charter agreement rates) and an estimated daily time charter equivalent for the unfixed days (based on a combination of the Navios Partners' remaining charter agreement rates and the 10-year average historical one year time charter rates adjusted for outliers) over the remaining economic life of each vessel, net of brokerage and address commissions and excluding days of scheduled off-hires, management fees fixed until December 2015 and thereafter assuming an annual increase of 3.0% and utilization rate of 98.6% based on the fleet's historical performance. The assessment concluded that step two of the impairment analysis was not required and no impairment of vessels and the intangible assets existed as of December 31, 2014, as the undiscounted projected net operating cash flows exceeded the carrying value.

In the event that impairment would occur, the fair value of the related asset would be determined and an impairment charge would be recorded to operations calculated by comparing the asset's carrying value to its fair value. Fair value is estimated primarily through the use of third-party valuations performed on an individual vessel basis.

Although management believes the underlying assumptions supporting this assessment are reasonable, if charter rate trends and the length of the current market downturn, vary significantly from our forecasts, management may be required to perform step two of the impairment analysis in the future that could expose Navios Partners to material impairment charges in the future.

No impairment loss was recognized for any of the periods presented.

Deferred Financing Cost
(k) Deferred Financing Cost: Deferred financing costs include fees, commissions and legal expenses associated with obtaining credit facilities. These costs are amortized over the life of the related facility using the effective interest rate method, and are included in interest expense. Amortization expense and write-offs of deferred financing cost, including amortization of debt discount, for each of the years ended December 31, 2014, 2013 and 2012 were $3,091, $4,035 and $787, respectively.

Intangible assets and liabilities
(l) Intangible assets and liabilities: Navios Partners' intangible assets and liabilities consist of favorable lease terms and unfavorable lease terms. When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires Navios Partners to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of its vessels and its weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on Navios Partners' financial position and results of operations.

The amortizable value of favorable and unfavorable leases is amortized over the remaining life of the lease term and the amortization expense is included in the statement of income in the depreciation and amortization line item. The amortizable value of favorable leases would be considered impaired if their fair market values could not be recovered from the future undiscounted cash flows associated with the asset. Management, after considering various indicators, performed on impairment test which included intangible assets as described in paragraph (j) above. As of December 31, 2014, there was no impairment of intangible assets.

Foreign currency translation
(m) Foreign currency translation: Navios Partners' functional and reporting currency is the U.S. Dollar. Navios Partners engages in worldwide commerce with a variety of entities. Although, its operations may expose it to certain levels of foreign currency risk, its transactions are predominantly U.S. dollar denominated. Additionally, Navios Partners' wholly-owned vessel subsidiaries transacted a nominal amount of their operations in Euros; however, all of the subsidiaries' primary cash flows are U.S. dollar denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the statement of operations. The foreign currency losses recognized in the accompanying consolidated statements of income, in other income or expense, for each of the years ended December 31, 2014, 2013 and 2012 were $13, $13 and $1, respectively.

Provisions
(n) Provisions: Navios Partners, in the ordinary course of its business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisors, will provide for a contingent loss in the financial statements if the contingency had been incurred and the likelihood of loss is deemed to be probable at the date of the financial statements and the amount of the loss can be reasonably estimated. In accordance with the accounting for contingencies, if Navios Partners has determined that the reasonable estimate of the loss is a range and there is no best estimate within the range, Navios Partners will accrue the lower amount of the range. Navios Partners, through the management agreement, participates in Protection and Indemnity (P&I) insurance coverage plans provided by mutual insurance societies known as P&I clubs. Under the terms of these plans, participants may be required to pay additional premiums to fund operating deficits incurred by the clubs (“additional calls”). Obligations for additional calls are accrued annually based on announcements made by the board of Directors of each Club at the end of each policy year pertaining to collection of any additional calls for the 'closed' policy year/s.

Segment Reporting
(o)  Segment Reporting: Navios Partners reports financial information and evaluates its operations by charter revenues and not by the length of ship employment for its customers. Navios Partners does not use discrete financial information to evaluate operating results for each type of charter. Management does not identify expenses, profitability or other financial information by charter type. As a result, management reviews operating results solely by revenue per day and operating results of the fleet and thus Navios Partners has determined that it operates under one reportable segment.

Revenue and Expense Recognition
(p) Revenue and Expense Recognition:

Revenue Recognition: Revenue is recorded when services are rendered, under a signed charter agreement or other evidence of an arrangement, the price is fixed or determinable, and collection is reasonably assured. Revenue is generated from time charter of vessels.

Voyage revenues for the transportation of cargo are recognized ratably over the estimated relative transit time of each voyage. Voyage expenses are recognized as incurred. A voyage is deemed to commence when a vessel is available for loading and is deemed to end upon the completion of the discharge of the current cargo. Estimated losses on voyages are provided for in full at the time such losses become evident. Under a voyage charter, a vessel is provided for the transportation of specific goods between specific ports in return for payment of an agreed upon freight per ton of cargo.

Revenues from time chartering of vessels are accounted for as operating leases and are thus recognized on a straight line basis as the average minimum lease revenue over the rental periods of such charter agreements, as service is performed. A time charter involves placing a vessel at the charterers' disposal for a period of time during which the charterer uses the vessel in return for the payment of a specified daily hire rate. Under time charters, operating costs such as for crews, maintenance and insurance are typically paid by the owner of the vessel.

Revenues from profit-sharing are calculated at an agreed percentage of the excess of the charterer's average daily income over an agreed amount and accounted for on an accrual basis based on provisional amounts.

Revenues are recorded net of address commissions. Address commissions represent a discount provided directly to the charterers based on a fixed percentage of the agreed upon charter rate. Since address commissions represent a discount (sales incentive) on services rendered by Navios Partners and no identifiable benefit is received in exchange for the consideration provided to the charterer, these commissions are presented as a reduction of revenue.

Time Charter and Voyage Expenses: Time charter and voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions. Time charter expenses are expensed over the period of the time charter and voyage expenses are recognized as incurred.

Management fees: Pursuant to the Management Agreement, as amended in each of October 2013, August 2014 and February 2015, the Manager, a wholly owned subsidiary of Navios Holdings, provides commercial and technical management services to Navios Partners' vessels for a daily fee of: (a) $4.00 daily rate per Ultra-Handymax vessel; (b) $4.10 daily rate per Panamax vessel; (c) $5.10 daily rate per Capesize vessel; (d) $6.50 daily rate per Container vessel of TEU 6,800; (e) $7.20 daily rate per Container vessel of more than TEU 8,000; and (f) $8.50 daily rate per very large Container vessel of more than TEU 13,000 through December 31, 2015. Drydocking expenses under this agreement are reimbursed by Navios Partners at cost at occurrence.

General and administrative expenses: Pursuant to the Administrative Services Agreement dated November 16, 2007, the Manager also provides administrative services to Navios Partners, which include bookkeeping, audit and accounting services, legal and insurance services, administrative and clerical services, banking and financial services, advisory services, client and investor relations and other. The Manager is reimbursed for reasonable costs and expenses incurred in connection with the provision of these services. Navios Partners extended the duration of its existing Administrative Services Agreement with the Manager pursuant to the same terms, until December 31, 2017.

Deferred Voyage Revenue: Deferred voyage revenue primarily relates to cash received from charterers prior to it being earned. These amounts are recognized as revenue over the voyage or charter period.

Prepaid Voyage Costs: Prepaid voyage costs relate to cash paid in advance for expenses associated with voyages. These amounts are recognized as expense over the charter period.

Inventory: Inventories, which are comprised of bunkers due to freight voyages, are valued at cost as determined on the first-in, first-out basis.

Financial Instruments
(q) Financial Instruments: Financial instruments carried on the balance sheet include cash and cash equivalents, restricted cash, accounts receivables and accounts payables, other receivables and other liabilities and long-term debt. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant policy description of each item, or included below as applicable.

Financial risk management: Navios Partnersˈ activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by executive management. Guidelines are established for overall risk management, as well as specific areas of operations.

Credit risk: Navios Partners closely monitors its exposure to customers and counter-parties for credit risk. Navios Partners has entered into the management agreement with the Manager, pursuant to which the Manager agreed to provide commercial and technical management services to Navios Partners. When negotiating on behalf of Navios Partners' various vessel employment contracts, the Manager has policies in place to ensure that it trades with customers and counterparties with an appropriate credit history.

Financial instruments that potentially subject Navios Partners to concentrations of credit risk are accounts receivable and cash and cash equivalents. Navios Partners does not believe its exposure to credit risk is likely to have a material adverse effect on its financial position, results of operations or cash flows.

For the year ended December 31, 2014, Navios Partners' customers representing 10% or more of total revenues were Hyundai Merchant Marine Co., Ltd and Navios Corporation, which accounted for 24.4% and 11.0%, respectively of total revenues. For the year ended December 31, 2013, Navios Partners' customers representing 10% or more of total revenues were Cosco Bulk Carrier Co. Ltd., Hanjin Shipping Co. Ltd, Navios Corporation and Samsun Logix, which accounted for 23.4%, 11.3%, 10.4% and 10.2%, respectively of total revenues. For the year ended December 31, 2012, Navios Partners' customers representing 10% or more of total revenues were Cosco Bulk Carrier Co. Ltd., Mitsui O.S.K. Lines, Ltd. and Samsun Logix, which accounted for 22.8%, 16.0% and 13.0%, respectively of total revenues. No other customers accounted for 10% or more of total revenues for any of the years presented.

Foreign exchange risk: Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statements of income.

Cash Distribution
  (r) Cash Distribution: As per the Partnership Agreement, within 45 days following the end of each   quarter, an amount equal to 100% of Available Cash with respect to such quarter shall be distributed to the partners as of the record date selected by the Board of Directors.

Available Cash: Generally means, for each fiscal quarter, all cash on hand at the end of the quarter:

  less the amount of cash reserves established by the board of directors to:

  provide for the proper conduct of the business (including reserve for Maintenance and Replacement Capital Expenditures)
  comply with applicable law, any of Navios Partners' debt instruments, or other  agreements; or

  provide funds for distributions to the unitholders and to the general partner for any one or more of the next four quarters;

  plus all cash on hand on the date of determination of Available Cash for the quarter resulting from working capital borrowings made after the end of the quarter. Working capital borrowings are generally borrowings that are made under any revolving credit or similar agreement used solely for working capital purposes or to pay distributions to partners.

Available Cash is a quantitative measure used in the publicly traded partnership investment community to assist in evaluating a partnership's ability to make quarterly cash distributions. Available Cash is not required by US GAAP and should not be considered as an alternative to net income or any other indicator of Navios Partners' performance required by US GAAP.

Maintenance and Replacement Capital Expenditures: Maintenance and Replacement capital expenditures are those capital expenditures required to maintain over the long-term the operating capacity of or the revenue generated by Navios Partners' capital assets, and expansion capital expenditures are those capital expenditures that increase the operating capacity of or the revenue generated by the capital assets. To the extent, however, that capital expenditures associated with acquiring a new vessel increase the revenues or the operating capacity of our fleet, those capital expenditures would be classified as expansion capital expenditures. As at December 31, 2014, 2013 and 2012, Maintenance and Replacement capital expenditures reserve approved by the Board of Directors was $24,047, $14,593 and $18,869, respectively.

Recent Accounting Pronouncements
Recent Accounting Pronouncements

In February 2015, the FASB issued the ASU 2015-02, “Consolidation (Topic 810) - Amendments to the Consolidation Analysis”, which amends the criteria for determining which entities are considered VIEs, amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. The ASU is effective for interim and annual periods beginning after December 15, 2015. Early application is permitted. We do not expect the adoption of this ASU to have a material impact on the Company's results of operations, financial position or cash flows, except if Navios Partners were to enter into new arrangements in 2015 that fall into the scope prior to adoption of this standard.
In January 2015, the FASB issued ASU 2015-01, Income Statement Extraordinary and Unusual Items. This standard eliminates the concept of extraordinary and unusual items from U.S. GAAP. The new standard is effective for annual and interim periods after December 15, 2015. Early adoption is permitted. Navios Partners plans to adopt this standard effective January 1, 2016. The adoption of the new standard is not expected to have a material impact on Navios Partners' results of operations, financial position or cash flows.
In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties About an Entity's Ability to Continue as a Going Concern. This standard requires management to assess an entity's ability to continue as a going concern, and to provide related footnote disclosures in certain circumstances. Before this new standard, no accounting guidance existed for management on when and how to assess or disclose going concern uncertainties. The amendments are effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. Early application is permitted. We plan to adopt this standard effective January 1, 2017. The adoption of the new standard is not expected to have a material impact on Navios Partners' results of operations, financial position or cash flows.
In May 2014, The FASB issued ASU 2014-09, Revenue from Contracts with Customers, clarifying the method used to determine the timing and requirements for revenue recognition on the statements of income. Under the new standard, an entity must identify the performance obligations in a contract, the transaction price and allocate the price to specific performance obligations to recognize the revenue when the obligation is completed. The amendments in this update also require disclosure of sufficient information to allow users to understand the nature, amount, timing and uncertainty of revenue and cash flow arising from contracts. The new accounting guidance is effective for interim and annual periods beginning after December 15, 2016. Early adoption is not permitted. We are currently reviewing the effect of ASU No. 2014-09 on our revenue recognition.
In April 2014, the FASB issued ASU 2014-08, Presentation of Financial Statements and Property, Plant and Equipment changing the presentation of discontinued operations on the statements of income and other requirements for reporting discontinued operations. Under the new standard, a disposal of a component or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity's operations and financial results when the component meets the criteria to be classified as held-for-sale or is disposed. The amendments in this update also require additional disclosures about discontinued operations and disposal of an individually significant component of an entity that does not qualify for discontinued operations. The new accounting guidance is effective for interim and annual periods beginning after December 15, 2014. The adoption of the new standard is not expected to have a material impact on Navios Partners' results of operations, financial position or cash flows.